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                                                            EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, a Director of Rhone-Poulenc Rorer Inc. (the "Company"), hereby appoints Richard T. Collier, Patrick Langlois, and Richard B. Young, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution, acting in the name and on behalf of the undersigned, to execute and to file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1996 under the Securities Exchange Act of 1934, as amended (the "'34 Act"), and to do all such other acts in compliance with the '34 Act and the rules, regulations and requirements of the Securities Exchange Commission, which said attorneys and agents, and each of them, may deem necessary or desirable in connection therewith.

IN WITNESS WHEREOF, this power of attorney has been executed in counterparts by individuals listed below as of the 20th day of February 1997.


/s/  JEAN-MARC BRUEL                     /s/  CLAUDE HELENE
----------------------------             ------------------------
     Jean-Marc Bruel                          Claude Helene


/s/  JEAN-JACQUES BERTRAND               /s/  MANFRED E. KAROBATH
----------------------------             ------------------------
     Jean-Jacques Bertrand                    Manfred E. Karobath


                                         /s/  IGOR LANDAU
----------------------------             ------------------------
     Robert E. Cawthorn                       Igor Landau


/s/  MICHEL DE ROSEN                     /s/  JAMES S. RIEPE
----------------------------             ------------------------
     Michel de Rosen                          James S. Riepe


                                         /s/  TIMOTHY G. ROTHWELL
----------------------------             ------------------------
     Charles-Henri Filippi                    Timothy G. Rothwell


/s/  DALE F. FREY
----------------------------             ------------------------
     Dale F. Frey                             Jean-Pierre Tirouflet

WITNESS:


/s/  RICHARD B. YOUNG
---------------------------
     Richard B. Young